Annual Report as of October 31, 2001
and September 30, 2001

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $90 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders
December 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen International Bond Fund annual report, which covers both the twelve-month period ended September 30, 2001 and the one-month period ended October 31, 2001. This special report is provided to you as a result of the change in the fund’s fiscal year end from September 30 to October 31.

In a year when world equity markets disappointed investors, bond markets came to the rescue of those with well diversified portfolios. While much of the visibility and progress in the U.S. bond market was driven by Fed policy, projected budget surpluses and declining inflation, the strength of the U.S. dollar was also a contributor. Despite this dollar appreciation, foreign bond markets also provided an attractive return and diversification benefit to the domestic equity market investor. Like the U.S., foreign economies slowed as global trade and industrial production moved to lower levels. Continued economic malaise in Japan and declining rates of inflation on a global scale added to the support of bond prices. With central banks generally following the Fed’s lead by lowering administered rates as the year progressed, the stage was set for attractive returns in fixed income markets. We believe this proactive approach by central banks will revive economic growth, while inflation will remain dormant. Accordingly, we continue to believe that the international bonds will provide portfolios with both attractive returns and meaningful diversification benefits.

The Importance of Diversification

An environment like the past thirteen months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds including our online shareholder newsletter, Evergreen Events. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Fund at a Glance as of October 31, 2001

“We think the overall environment will remain favorable for bonds, with most total return potential coming from the euro.”

Portfolio Management

George McNeill
Tenure: December 1993

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/15/1993	Class I	Class IS
Class Inception Date	12/15/1993	12/15/1993

Average Annual Returns

1 year	14.34%	14.09%

5 years	3.40%	3.18%

Since Portfolio Inception	3.62%	3.39%

30-day SEC Yield	4.89%	4.64%

12-month income dividends per share	$0.53	$0.50

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen International Bond Fund, Class I shares2, versus a similar investment in the J.P. Morgan Global Government Index excluding U.S. (JPMGXUS) and the Consumer Price Index (CPI).

The JPMGXUS is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 10/31/2001.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I shares prior to 8/31/1998 is based on the performance of the Class Y shares of the fund’s predecessor fund, CoreFund Global Bond Fund. Class I shares do not pay 12b-1 fees. Historical performance shown for Class IS shares prior to 8/31/1998 is based on the performance of the Class A shares of the fund’s predecessor fund, CoreFund Global Bond Fund, and reflects the same 0.25% 12b-1 applicable to Class IS shares. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum investment of $1,000,000. Class I and IS shares do not incur sales charges.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of October 31, 2001 and is subject to change.

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Portfolio Manager Interview

How did the fund perform?

The Evergreen International Bond Fund’s Class I shares returned 9.90% for the twelve-month period ended September 30, 2001 and 2.14% for the one-month period ended October 31, 2001, surpassing the benchmark, the J.P. Morgan Global Government Index (excluding U.S.), which returned 4.66% and 0.16%, respectively, for the same periods. The fund’s stronger performance is particularly notable because a mutual fund incurs expenses, which lower returns. In contrast, an index incurs no expenses. We attribute much of the differential to the fund’s lack of Japanese securities, as well as its lack of yen holdings. Japanese securities, which accounted for approximately 34% of the J.P. Morgan Global Government Index (excluding U.S.), incurred substantial price declines over the past twelve months.

Several other factors also contributed to the fund’s stronger performance. These include the fund’s emphasis on high quality bonds, particularly euro-denominated securities, and the fund’s significant currency positions in British sterling and Swiss francs. The fund’s longer duration also benefited returns. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. Lengthening duration increases interest rate sensitivity and conversely, shortening duration enhances price stability. The fund’s longer duration increased its potential for price appreciation when interest rates declined, such as the environment we experienced over the past year.

Portfolio Characteristics
(as of 10/31/2001)

Total Net Assets	$65,786,205

Average Credit Quality	AA-

Effective Maturity	9.4 years

Average Duration	6.0 years

Why did interest rates fall?

Interest rates dropped because of a downturn in global economies. As the period opened, economies around the world had begun to slow sharply from the vigorous growth they had exhibited earlier in 2000. Most central banks had finished their series of rate hikes and begun to implement a more neutral interest rate stance. The Bank of England was an exception to this trend, however. Unlike most other economies, growth in England remained strong, prompting the Bank of England to raise interest rates. These conditions were positive for the euro.

Most economies remained sluggish throughout 2001, prompting further interest rate cuts. The Bank of Japan lowered interest rates to less than 1% to protect the modest improvement their economy had experienced. Again, Europe bucked the trend, as the Central Bank waited for inflation and monetary growth to meet established guidelines before lowering rates. Although the European Central Bank eventually did cut interest rates, rates across the yield curve remained higher in Europe than in other parts of the world -- and the yield curve was steeper -- through the end of the period.

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Portfolio Manager Interview

Uncertainty in the world’s equity markets also benefited bondholders. For the twelve-month period ended September 30, 2001, the U.S. Dow Jones Industrial Average declined 15.63%, the German DAX fell 36.63% and Japan’s Nikkei Average was down 37.93%. Concerned about the effects of substantially slower economies on corporate profits -- and to avoid further volatility in the stock markets -- many investors redirected their assets out of equities to the perceived safety and stability of bonds. All of these indexes began to rebound in October 2001, although market sentiment remains cautious.

PORTFOLIO COMPOSITION
(based on 10/31/2001 portfolio assets)

What strategies did you use to manage the fund?

We emphasized asset-allocation, credit quality and interest rate management. We kept a substantial position in European securities, taking advantage of their higher yields and the more optimistic outlook for the euro versus other currencies. Further, given our expectations for further rate cuts, we believed these holdings increased the fund’s total return potential. Another part of our asset-allocation strategy was to eliminate the fund’s holdings in Japan, a position that stood at 3.57% on September 30, 2000. The Japanese economy has continued to struggle despite extraordinarily low interest rates; and as a result, yields are extremely low.

We also focused on quality. The slowdown in international economies was more dramatic than many investors had expected -- and exacerbated by the tragic events of September 11th -- causing our outlook for corporate profits to become increasingly cautious. As a result, we emphasized higher-rated companies. Our interest rate management strategy involved maintaining a longer duration. This enabled the fund to experience greater price appreciation -- and total return -- as interest rates declined.

PORTFOLIO QUALITY
(based on 10/31/2001 market value of bonds)

What is your outlook for the next six months?

We think the overall environment will remain favorable for bonds, with most total return potential coming from the euro. We expect world economies to remain slow. Consumer confidence has been damaged, which we believe could limit the potential of government stimulus packages. Further, most major interest rates are at extremely low levels and yield curves are flat, leaving little room to continue lowering interest rates. This environment presents a double-edged sword for investors. While slower economic growth is positive for bonds, finding attractive yields with the potential for price appreciation has become

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Portfolio Manager Interview

more and more challenging. We think the fund’s euro position will be the driving force behind performance over the next few months. Eurodollar yields are higher and the yield curve is steeper than in other countries because the European Central Bank was slower to cut interest rates over the past year. The Central Bank did begin lowering rates by the end of the fiscal period, however, and we believe further cuts will take place in early 2002. With its substantial position in eurodollar holdings, its emphasis on quality and its longer duration, we are optimistic about the fund’s potential to generate solid returns in the months ahead.

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Period Ended October 31, 2001 (a)	Year Ended September 30,				Year Ended June 30,
		2001	2000	1999	1998 (b) (c) #	1998 (b)	1997 (b)

CLASS I

Net asset value, beginning of period	$8.43	$8.17	$9.51	$9.52	$9.32	$9.54	$9.70

Income from investment operations

Net investment income	0.04	0.42	0.43	0.40	0.11	0.47	0.49

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.14	0.37	(1.21)	(0.03)	0.22	(0.06)	0.09

Total from investment operations	0.18	0.79	(0.78)	0.37	0.33	0.41	0.58

Distributions to shareholders from

Net investment income	0	(0.53)	(0.56)	(0.38)	(0.13)	(0.63)	(0.74)

Net asset value, end of period	$8.61	$8.43	$8.17	$9.51	$9.52	$9.32	$9.54

Total return	2.14%	9.90%	(4.87%)	3.96%	3.56%	4.42%	6.18%

Ratios and supplemental data

Net assets, end of period (thousands)	$65,582	$64,824	$71,910	$55,258	$46,607	$36,722	$34,590

Ratios to average net assets
Expenses ‡	0.67%†	0.71%	0.70%	0.69%	0.76%†	0.81%	0.85%

Net investment income	5.30%†	5.03%	4.52%	4.18%	4.89%†	4.90%	5.14%

Portfolio turnover rate	0%	66%	64%	158%	3%	46%	90%

	Period Ended October 31, 2001 (a)	Year Ended September 30,				Year Ended June 30,
		2001	2000	1999	1998 (b) (c) #	1998 (b)	1997 (b)

CLASS IS

Net asset value, beginning of period	$8.45	$8.17	$9.50	$9.51	$9.30	$9.52	$9.68

Income from investment operations

Net investment income	0.08	0.42	0.33	0.38	0.11	0.40	0.42

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.10	0.36	(1.13)	(0.03)	0.23	(0.01)	0.14

Total from investment operations	0.18	0.78	(0.80)	0.35	0.34	0.39	0.56

Distributions to shareholders from

Net investment income	0	(0.50)	(0.53)	(0.36)	(0.13)	(0.61)	(0.72)

Net asset value, end of period	$8.63	$8.45	$8.17	$9.50	$9.51	$9.30	$9.52

Total return	2.13%	9.66%	(8.67%)	3.74%	3.61%	4.16%	5.92%

Ratios and supplemental data

Net assets, end of period (thousands)	$204	$175	$159	$238	$129	$198	$182

Ratios to average net assets
Expenses ‡	0.93%†	0.96%	0.95%	0.95%	1.00%†	1.06%	1.10%

Net investment income	5.07%†	4.80%	4.26%	3.85%	4.65%†	4.65%	4.89%

Portfolio turnover rate	0%	66%	64%	158%	3%	46%	90%

(a)For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

(b)On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these financial highlights.

(c)For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

#Net investment income is based on average shares throughout the period.

†Annualized.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Schedule of Investments
October 31, 2001

	Credit Rating*	Principal Amount	Value
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) - 43.0%
CONSUMER DISCRETIONARY - 2.9%
Household Durables - 2.9%
Philips Electronics NV, 5.75%, 05/16/2008, EUR	A-	2,100,000	$1,889,505
CONSUMER STAPLES - 3.3%
Food & Drug Retailing - 2.5%
Tesco Plc, 7.50%, 07/30/2007, GBP	Aa3	1,000,000	1,602,402
Tobacco - 0.8%
Gallaher Group Plc, 5.875%, 08/06/2008, EUR	BBB	600,767	540,116
FINANCIALS - 25.5%
Banks - 13.5%
Bayerische Hypo-union Vereinsbank, 4.75%, 09/19/2007, EUR	AAA	2,550,000	2,348,184
European Investment Bank, 6.38%, 01/10/2006, HKD	AAA	12,000,000	1,644,732
Kreditanstalt Fur Wiederaufbau:
5.25%, 01/04/2010, EUR	AAA	1,830,000	1,734,585
5.50%, 03/12/2007, EUR	AAA	1,003,875	967,161
Lloyds Bank Plc, 4.75%, 03/18/2011, EUR	AAA	2,470,000	2,162,767
8,857,429
Diversified Financials - 12.0%
Eksportfinans AS, 6.875%, 02/09/2004, SEK	AA+	2,500,000	245,873
Generali Finance BV, 4.75%, 05/12/2014, EUR	AA-	376,000	322,177
Helaba Finance BV, 3.875%, 03/03/2004, SEK	AAA	7,000,000	647,967
Household Financial Corp., 5.125%, 06/24/2009, EUR	AAA	3,212,000	2,816,110
HSBC Holdings Plc, 5.50%, 07/15/2009, EUR	A	500,000	459,799
Siemens Financier, 5.50%, 03/12/2007, EUR	AA	3,650,000	3,407,745
7,899,671
INDUSTRIALS - 5.4%
Commercial Services & Supplies - 2.9%
Agbar International BV, 6.00%, 11/12/2009, EUR	AA-	2,000,000	1,918,113
Construction & Engineering - 2.5%
Britannia Building Society, 8.875%, 09/30/2011, GBP	BBB	1,000,000	1,647,072
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.6%
Deutsche Telekom AG, 7.125%, 06/15/2005, GBP	A-	1,140,000	1,715,388
UTILITIES - 3.3%
Electric Utilities - 3.3%
Electridade de Portugal, 6.40%, 10/29/2009, EUR	Ba	2,260,000	2,201,780
Total Foreign Bonds-Corporate			28,271,476
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) - 45.6%
Canada, 6.00%, 06/01/2011, CAD	AA	5,050,000	3,446,017
Denmark, 7.00%, 11/15/2007, DEM	AAA	8,600,000	1,185,747
Germany:
4.50%, 07/04/2009, DEM	AAA	2,150,000	1,955,905
6.00%, 07/04/2007, DEM	AAA	1,140,000	1,131,018
Italy:
5.75%, 07/10/2007, EUR	AA	1,000,000	968,437
6.00%, 05/01/2031, EUR	AA	2,000,000	1,981,128

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Schedule of Investments(continued)
October 31, 2001

	Credit Rating*	Principal Amount	Value
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) - continued
Netherlands:
3.75%, 07/15/2009, EUR	AAA	1,000,000	$859,912
5.50%, 01/15/2028, EUR	AAA	4,550,000	4,313,491
New Zealand, 6.00%, 11/15/2011, NZD	AAA	6,900,000	2,793,688
Norway, 6.00%, 05/16/2011, NOK	AAA	24,000,000	2,720,991
Poland, 8.50%, 02/12/2005, PLN	A+	10,000,000	2,285,148
South Korea, 8.875%, 04/15/2008, KRW	BBB	1,000,000	1,182,750
Spain, 6.00%, 01/31/2029, EUR	AA+	3,000,000	2,967,914
Sweden, 5.00%, 01/28/2009, SEK	AA+	2,085,000	1,940,065
United Mexican States, 8.75%, 05/30/2002, GBP	BBB	195,000	283,041
Total Foreign Bonds-Government			30,015,252
YANKEE OBLIGATIONS-CORPORATE - 7.2%
CONSUMER STAPLES - 0.8%
Tobacco - 0.8%
Rothmans Nederland Holdings BV, 6.50%, 05/06/2003	A	$500,000	518,564
FINANCIALS - 1.6%
Diversified Financials - 1.6%
Hutchison Whampoa Finance, Ltd., 6.95%, 08/01/2007 144A	A	500,000	529,683
ICI Finance Netherlands, 6.75%, 08/07/2002	BBB	500,000	512,726
1,042,409
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.0%
British Telecom Plc, 7.00%, 05/23/2007	A-	500,000	535,317
France Telecom, 7.00%, 11/10/2005	BBB+	1,115,000	1,632,071
TPSA Finance BV, 7.125%, 12/10/2003 144A	BBB	450,000	471,273
2,638,661
Wireless Telecommunications Services - 0.8%
SK Telecom, Ltd., 7.75%, 04/29/2004	BBB	500,000	539,726
Total Yankee Obligations-Corporate			4,739,360
YANKEE OBLIGATIONS-GOVERNMENT - 1.4%
Kazakhstan, 8.375%, 10/02/2002 144A	B+	300,000	308,400
Lithuania, 7.125%, 07/22/2002	BBB	625,000	640,625
Total Yankee Obligations-Government			949,025
Total Investments - (cost $63,599,611) - 97.2%			63,975,113
Other Assets and Liabilities - 2.8%			1,811,092
Net Assets - 100.0%			$65,786,205

See Combined Notes to Schedules of Investments.

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Schedule of Investments
October 31, 2001

	Credit Rating*	Principal Amount	Value
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) - 43.1%
CONSUMER DISCRETIONARY - 2.9%
Household Durables - 2.9%
Philips Electronics NV, 5.75%, 05/16/2008, EUR	A-	2,100,000	$1,864,283
CONSUMER STAPLES - 3.3%
Food & Drug Retailing - 2.5%
Tesco Plc, 7.50%, 07/30/2007, GBP	Aa3	1,000,000	1,589,599
Tobacco - 0.8%
Gallaher Group Plc, 5.875%, 08/06/2008, EUR	BBB	600,767	532,841
FINANCIALS - 25.6%
Banks - 13.5%
Bayerische Hypo-union Vereinsbank, 4.75%, 09/19/2007, EUR	AAA	2,550,000	2,341,049
European Investment Bank, 6.38%, 01/10/2006, HKD	AAA	12,000,000	1,652,015
Kreditanstalt Fur Wiederaufbau:
5.25%, 01/04/2010, EUR	AAA	1,830,000	1,704,230
5.50%, 03/12/2007, EUR	AAA	1,003,875	961,007
Lloyds Bank Plc, 4.75%, 03/18/2011, EUR	AAA	2,470,000	2,115,201
8,773,502
Diversified Financials - 12.1%
Eksportfinans AS, 6.875%, 02/09/2004, SEK	AA+	2,500,000	245,025
Generali Finance BV, 4.75%, 05/12/2014, EUR	AA-	376,000	311,620
Helaba Finance BV, 3.875%, 03/03/2004, SEK	AAA	7,000,000	643,575
Household Financial Corp., 5.125%, 06/24/2009, EUR	AAA	3,212,000	2,769,384
HSBC Holdings Plc, 5.50%, 07/15/2009, EUR	A	500,000	452,659
Siemens Financier, 5.50%, 03/12/2007, EUR	AA	3,650,000	3,430,932
7,853,195
INDUSTRIALS - 5.4%
Commercial Services & Supplies - 2.9%
Agbar International BV, 6.00%, 11/12/2009, EUR	AA-	2,000,000	1,886,944
Construction & Engineering - 2.5%
Britannia Building Society, 8.875%, 09/30/2011, GBP	BBB	1,000,000	1,647,376
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.6%
Deutsche Telekom AG, 7.125%, 06/15/2005, GBP	A-	1,140,000	1,708,610
UTILITIES - 3.3%
Electric Utilities - 3.3%
Electridade de Portugal, 6.40%, 10/29/2009, EUR	Ba	2,260,000	2,175,693
Total Foreign Bonds-Corporate			28,032,043

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Schedule of Investments
October 31, 2001

	Credit Rating*	Principal Amount	Value
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) - 44.7%
Canada, 6.00%, 06/01/2011, CAD	AA	5,050,000	$3,360,687
Denmark, 7.00%, 11/15/2007, DEM	AAA	8,600,000	1,184,913
Germany:
4.50%, 07/04/2009, DEM	AAA	2,150,000	1,928,774
6.00%, 07/04/2007, DEM	AAA	1,140,000	1,122,274
Italy:
5.75%, 07/10/2007, EUR	AA	1,000,000	963,606
6.00%, 05/01/2031, EUR	Aa3	2,000,000	1,869,060
Netherlands:
3.75%, 07/15/2009, EUR	AAA	1,000,000	848,945
5.50%, 01/15/2028, EUR	AAA	4,550,000	4,097,249
New Zealand, 6.00%, 11/15/2011, NZD	AAA	6,900,000	2,708,401
Norway, 6.00%, 05/16/2011, NOK	AAA	24,000,000	2,644,941
Poland, 8.50%, 02/12/2005, PLN	A+	10,000,000	2,100,389
South Korea, 8.875%, 04/15/2008, KRW	BBB	1,000,000	1,153,400
Spain, 6.00%, 01/31/2029, EUR	AA+	3,000,000	2,831,574
Sweden, 5.00%, 01/28/2009, SEK	AA+	2,085,000	1,910,893
United Mexican States, 8.75%, 05/30/2002, GBP	BBB	195,000	288,357
Total Foreign Bonds-Government			29,013,463
YANKEE OBLIGATIONS-CORPORATE - 7.2%
CONSUMER STAPLES - 0.8%
Tobacco - 0.8%
Rothmans Nederland Holdings BV, 6.50%, 05/06/2003	A	$ 500,000	515,999
FINANCIALS - 1.6%
Diversified Financials - 1.6%
Hutchison Whampoa Finance, Ltd.:
6.95%, 08/01/2007 144A	A	500,000	522,655
ICI Finance Netherlands, 6.75%, 08/07/2002	BBB	500,000	512,257
1,034,912
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.0%
British Telecom Plc, 7.00%, 05/23/2007	A-	500,000	530,825
France Telecom, 7.00%, 11/10/2005	BBB+	1,115,000	1,611,514
TPSA Finance BV, 7.125%, 12/10/2003 144A	BBB	450,000	470,109
2,612,448
Wireless Telecommunications Services - 0.8%
SK Telecom, Ltd., 7.75%, 04/29/2004	BBB	500,000	533,770
Total Yankee Obligations-Corporate			4,697,129
YANKEE OBLIGATIONS-GOVERNMENT - 3.0%
Argentina, 0.00%, 10/11/2001 G	AAA	995,000	991,269
Kazakhstan, 8.375%, 10/02/2002 144A	B+	300,000	307,500
Lithuania, 7.125%, 07/22/2002	BBB	625,000	639,344
Total Yankee Obligations-Government			1,938,113
Total Investments - (cost $64,587,258) - 98.0%			63,680,748
Other Assets and Liabilities - 2.0%			1,318,499
Net Assets - 100.0%			$64,999,247

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments(continued)
October 31, 2001

Symbol	Description
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
G	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond.
This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
*	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

Summary of Abbreviations
CAD	Canadian Dollar
DEM	German Deutsche Mark
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
KRW	South Korean Won
NZD	New Zealand Dollar
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona

The Fund held securities in the following countries on September 30, 2001 and October 31, 2001:
	October 31, 2001			September 30, 2001
	Market Value	% of Portfolio Assests		Market Value	% of Portfolio Assets
Netherlands	$14,174,629	22.2%	Netherlands	$13,913,984	21.9%
Germany	11,383,987	17.8%	Germany	11,298,947	17.7%
United Kingdom	5,857,797	9.2%	United Kingdom	5,791,159	9.1%
France	3,521,577	5.5%	France	3,475,797	5.5%
Canada	3,446,017	5.4%	Canada	3,360,687	5.3%
Spain	2,967,914	4.6%	Norway	2,889,966	4.5%
Norway	2,966,864	4.6%	Italy	2,832,666	4.4%
Italy	2,949,565	4.6%	Spain	2,831,574	4.4%
United States	2,816,110	4.4%	United States	2,769,384	4.3%
New Zealand	2,793,688	4.4%	New Zealand	2,708,401	4.3%
Poland	2,285,148	3.6%	Portugal	2,175,693	3.4%
Portugal	2,201,780	3.4%	Poland	2,100,389	3.3%
Sweden	1,940,065	3.0%	Sweden	1,910,893	3.0%
South Korea	1,722,475	2.7%	South Korea	1,687,170	2.6%
Denmark	1,185,747	1.9%	Denmark	1,184,913	1.9%
Lithuania	640,625	1.0%	Argentina	991,269	1.6%
Cayman Island	529,684	0.8%	Lithuania	639,344	1.0%
Kazakhstan	308,400	0.5%	Cayman Island	522,655	0.8%
Mexico	283,041	0.4%	Kazakhstan	307,500	0.5%
			Mexico	288,357	0.5%
Total	$63,975,113	100.0%		$63,680,748	100.0%

See Notes to Financial Statements.

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Statements of Assets and Liabilities

	October 31, 2001	September 30, 2001

Assets
Identified cost of securities	$63,599,611	$64,587,258
Net unrealized gains or losses on securities	375,502	(906,510)

Market value of securities	63,975,113	63,680,748
Cash	310,363	380,793
Foreign currency, at value (cost $0 and $112,992, respectively)	0	110,364
Receivable for Fund shares sold	0	2,000
Interest receivable	1,806,806	1,857,074
Unrealized gains on forward foreign currency exchange contracts	0	1,164
Receivable from investment advisor	7,761	3,034
Prepaid expenses and other assets	25,603	24,260

Total assets	66,125,646	66,059,437

Liabilities
Distributions payable	0	94,924
Payable for Fund shares redeemed	0	572,059
Payable for closed forward foreign currency exchange contracts	0	368,292
Unrealized losses on forward foreign currency exchange contracts	126,617	24,372
Due to related parties	181	543
Due to custodian bank	209,167	0
Accrued expenses and other liabilities	3,476	0

Total liabilities	339,441	1,060,190

Net assets	$65,786,205	$64,999,247

Net assets represented by
Paid-in capital	65,655,833	$71,813,930
Undistributed (overdistributed) net investment income	348,893	(5,070,639)
Accumulated net realized losses on securities and foreign currency related transactions	(482,025)	(837,973)
Net unrealized gains or losses on securities and foreign currency related transactions	263,504	(906,071)

Total net assets	$65,786,205	$64,999,247

Net assets consists of
Class I	$65,582,295	$64,824,312
Class IS	203,910	174,935

Total net assets	$65,786,205	$64,999,247

Shares outstanding
Class I	7,613,550	7,688,644
Class IS	23,623	20,702

Net asset value per share
Class I	$8.61	$8.43

Class IS	$8.63	$8.45

See Notes to Financial Statements.

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Statements of Operations

	Period Ended October 31, 2001 (a)	Year Ended September 30, 2001

Investment income
Interest	$330,122	$3,849,816

Expenses
Advisory fee	28,777	351,199
Distribution Plan expenses	40	405
Administrative services fees	5,534	67,538
Transfer agent fee	135	1,591
Trustees’ fees and expenses	118	1,377
Printing and postage expenses	139	1,674
Custodian fee	2,075	19,780
Registration and filing fees	2,139	24,248
Professional fees	1,659	20,123
Interest expense	0	6,913
Other	5,476	41,365

Total expenses	46,092	536,213
Less: Expense reductions	(271)	(29,750)
Fee waivers	(8,703)	(55,447)

Net expenses	37,118	451,016

Net investment income	293,004	3,398,800

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	0	723,102
Foreign currency related transactions	(61,206)	(4,429,243)

Net realized losses on securities and foreign currency related transactions	(61,206)	(3,706,141)

Net change in unrealized gains or losses on securities and foreign currency related transactions	1,169,575	6,392,904

Net realized and unrealized gains on securities and foreign currency related transactions	1,108,369	2,686,763

Net increase in net assets resulting from operations	$1,401,373	$6,085,563

(a)For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

See Notes to Financial Statements.

EVERGREEN
International Bond Fund
(formerly, Evergreen Select International Bond Fund)
Statements of Changes in Net Assets

	Period Ended October 31, 2001(a)	Year Ended September 30, 2001	Year Ended September 30, 2000

Operations
Net investment income	$293,004	$3,398,800	$2,411,774
Net realized losses on securities and foreign currency related transactions	(61,206)	(3,706,141)	(1,265,895)
Net change in unrealized gains or losses on securities and foreign currency related transactions	1,169,575	6,392,904	(5,698,032)

Net increase (decrease) in net assets resulting from operations	1,401,373	6,085,563	(4,552,153)

Distributions to shareholders from Net investment income
Class I	0	(4,210,168)	(3,347,664)
Class IS	0	(9,780)	(12,822)

Total distributions to shareholders	0	(4,219,948)	(3,360,486)

Capital share transactions
Proceeds from shares sold	43,269	2,073,958	31,348,329
Net asset value of shares issued in reinvestment of distributions	0	3,384,477	2,247,542
Payment for shares redeemed	(657,684)	(14,393,484)	(9,111,270)

Net increase (decrease) in net assets resulting from capital share transactions	(614,415)	(8,935,049)	24,484,601

Total increase (decrease) in net assets	786,958	(7,069,434)	16,571,962
Net assets
Beginning of period	64,999,247	72,068,681	55,496,719

End of period	$65,786,205	$64,999,247	$72,068,681

Undistributed (overdistributed) net investment income	$348,893	$(5,070,639)	$(769,286)

(a)For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Evergreen International Bond Fund (formerly, Evergreen Select International Bond Fund) (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) and Institutional Service (“Class IS”) classes of shares. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments
Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation
All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts
A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

Notes to Financial Statements(continued)

E. Federal Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F. Distributions
Distributions to shareholders from net investment income are declared and paid quarterly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, net operating losses and premium amortization.

G. Class Allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of Class IS and the specific expense rates applicable to Class IS.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

First International Advisors, Ltd. (“FIA”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation) is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily at an annual rate of 0.52% of the Fund’s average daily net assets.

The amount of investment advisory fees waived by the investment advisor and the impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	FeesWaived	% of Average Daily NetAssets
Period Ended October 31, 2001 (a)	$8,703	0.16%
Year Ended September 30, 2001	55,447	0.08%
(a) For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. The Fund pays an administrative fee of 0.10% of its average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plan, Class IS incurs a distribution fee of 0.25% of its average daily net assets.

Notes to Financial Statements(continued)

Class IS may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

The Distribution Plan may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of Class IS.

5. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Fund are currently divided into Class I and Class IS. Transactions in shares of the Fund were as follows:

	Period Ended October 31, 2001 (a)		Year Ended September 30,
			2001		2000
	Shares	Amount	Shares	Amount	Shares	Amount

Class I
Shares sold	1,880	$15,800	226,907	$1,937,532	3,766,723	$31,129,917
Shares issued in reinvestment of distributions	0	0	402,718	3,377,771	256,489	2,240,025
Shares redeemed	(76,974)	(655,184)	(1,746,006)	(14,260,489)	(1,025,906)	(8,836,426)

Net increase (decrease)	(75,094)	(639,384)	(1,116,381)	(8,945,186)	2,997,306	24,533,516

Class IS
Shares sold	3,217	27,469	15,914	136,426	25,218	218,412
Shares issued in reinvestment of distributions	0	0	804	6,706	851	7,517
Shares redeemed	(296)	(2,500)	(15,498)	(132,995)	(31,681)	(274,844)

Net increase (decrease)	2,921	24,969	1,220	10,137	(5,612)	(48,915)

Net increase (decrease)		$(614,415)		$(8,935,049)		$24,484,601

(a)For the one month ended October 31, 2001. The Fund changed its fiscal year-end from September 30 to October 31, effective October 31, 2001.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities transactions) were as follows:

	Cost of Purchases	Proceeds from Sales
Period Ended October 31, 2001(a)	$0	$995,000
Year Ended September 30, 2001	$45,285,764	53,081,880
(a) For the one month ended October 31, 2001. The Fund changed its fiscal year-end from September 30 to October 31, effective October 31, 2001.

At October 31, 2001, the Fund had forward exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive	U.S. Value at October 31, 2001	In Exchange for U.S. $	UnrealizedLoss
11/13/2001	9,604,260 CHF	$5,873,383	6,000,000	$(126,617)

At September 30, 2001, the Fund had forward exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive	U.S. Value at September 30,2001	In Exchange for U.S. $	Unrealized Gain (Loss)
10/15/2001	651,915,000 JPY	$5,475,628	5,500,000	$(24,372)
10/15/2001	178,725,000 JPY	1,501,164	1,500,000	1,164

Notes to Financial Statements(continued)

The composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes was as follows:

	Tax Cost	Gross Unrealized Appreciation	GrossUnrealized DepreciationNet	Unrealized Depreciation
October 31, 2001	$63,989,623	$2,120,766	$(2,135,276)	$(14,510)
September 30, 2001	64,967,487	1,040,664	(2,327,403)	(1,286,739)

At September 30, 2001, the Fund had capital loss carryovers for federal income tax purposes of $288,958 expiring in 2006.

At October 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $288,958 and $2,561 expiring in 2005 and 2009, respectively.

For income tax purposes, currency losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of September 30, 2001 the Fund had incurred and elected to defer the post October losses of $5,830,303.

7. IN-KIND TRANSACTION

On September 25, 2000, Evergreen Select Total Return Bond Fund (“Total Return Bond Fund”), a series of the Trust, executed a redemption in-kind transaction. This transaction liquidated the net assets of Total Return Bond Fund. In turn, on September 25, 2000, the assets from this transaction were transferred on a pro-rata basis to Evergreen Core Bond Fund, Evergreen Select High Yield Bond Fund and the Fund and into a separately managed account of Wachovia Corporation. In exchange for issuing the following amount of Class I shares, investment securities and cash were contributed to Evergreen Core Bond Fund, Evergreen Select High Yield Bond Fund and Evergreen International Bond Fund to complete the transaction as follows:

	Class I shares issued	Cost/Market Value of Securities	Cash
Evergreen Core Bond Fund	1,738,187	$15,934,494	$1,255,682
Evergreen Select High Yield Bond Fund	2,042,699	17,823,986	1,271,971
Evergreen International Bond Fund	2,921,288	21,144,211	1,682,290

The amount of shares issued by the Fund is reflected in the proceeds from shares sold in the Fund’s Statement of Changes in Net Assets for the year ended September 30, 2000.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by the Fund and the impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was as follows:

	Total Expense Reductions	% of Average Net Assets
Period Ended October 31, 2001 (a)	$271	0.00%
Year Ended September 30, 2001	29,750	0.04%
(a)For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

Notes to Financial Statements(continued)

10. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the year ended September 30, 2001, the Fund had borrowings outstanding as follows:

	Average Borrowings Outstanding	Interest Rate	Interest Paid	Interest Paid as % of Daily Net Assets
Year Ended September 30, 2001	$100,709	6.86%	$6,913	0.01%

During the one month period ended October 31, 2001, the Fund had no borrowings.

11. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guides, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Prior to October 1, 2001, the Fund amortized premiums and accreted discounts on all fixed-income securities held by the Fund. As a result, this change in accounting policy has no impact to current year financial statements.

Independent Auditors’ Report

The Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen International Bond Fund, a portfolio of the Evergreen Select Fixed Income Trust, as of October 31, 2001 and September 30, 2001, and the related statements of operations for the one-month period ended October 31, 2001 and the year ended September 30, 2001, the statements of changes in net assets for the one-month period ended October 31, 2001 and each of the years in the two-year period ended September 30, 2001, and the financial highlights for the one-month period ended October 31, 2001 and each of the years or periods in the five-year period ended September 30, 2001. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 and September 30, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen International Bond Fund as of October 31, 2001 and September 30, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 7, 2001

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560399 12/2001

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